REINSURANCE COVER NOTE

                                                          Agreement No:  970044


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------
                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania NEW YORK
                     MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
                     Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                FIRST PERSONAL AND COMMERCIAL AUTOMOBILE LIABILITY EXCESST
----                 OF LOSS REINSURANCE AGREEMEN

PERIOD:              Continuous from 12:01 a.m., Eastern Standard Time,
------               January 1, 1997, subject to cancellation at any January 1
                     anniversary thereafter by either party giving ninety (90) days' prior written notice. Agreement originally effective
                     July 1, 1993.

                     In the event of cancellation, the Company shall have the option to cancel on a cut-off basis or on a run-off basis.

                     If run-off is chosen, the Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior cancellation of said policies at expiring terms, not to exceed twelve (12) months after the effective date of cancellation. The additional premium to Reinsurers for run-off shall be the expired rate applied to the unearned premium in force at the time of cancellation.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrence whether any such individual losses take place before or after such termination.

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

                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970044


CLASS: All in-force, new and renewal business classified by the Company as Personal Automobile Liability in all states, except business written in Connecticut, Florida and Georgia, and Commercial Automobile Liability, including No-Fault, Uninsured and Underinsured Motorists and Medical Payments plus Garagekeepers Legal Liability and Garage Liability, except Black Car and Silver Car business.

EXCLUSIONS:          This Agreement shall not apply to:
----------

                     1. Assumed reinsurance other than business assumed via intra-company reinsurance, United Pacific Insurance Company and Reliance Insurance Company, facultative commercial automobile liability reinsurance in connection with business originally produced by the Company and specifically reported to working layer Reinsurers, and Delaware private passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements;

                     2. Loss or liability excluded by the provisions of the "Nuclear Incident Exclusion Clauses - Liability -Reinsurance - USA and Canada";
                     3.   Financial Guarantee and Insolvency;
                     4.   Insolvency Funds;
                     5. War Risks, as described in the North American War Risk Exclusion Clause;
                     6. All business derived directly or indirectly from any Pool, Association or Syndicate, except that individual losses from Assigned Risk Plans or similar plans are not excluded;
                     7.   Speed Contests; and
                     8.   Ambulances.

TERRITORIAL
SCOPE:               As per the Company's original policies.
-----

LIMIT AND
RETENTION:           A.   Business classified as Private Passenger Automobile
---------                 $50,000 Ultimate Net Loss each and every loss
                          occurrence in excess of $50,000 Ultimate Net Loss each and every loss occurrence.


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                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970044

LIMIT AND
RETENTION
(Continued):         B.  Business classified as Commercial Automobile,
----------               Garagekeepers Legal Liability and Garage Liability

                         $50,000 Ultimate Net Loss each and every loss occurrence in excess of $50,000 Ultimate Net Loss each and every loss occurrence.

                     Notwithstanding any other provisions of this Agreement, the aggregate total of all loss payments made by the Reinsurer shall not exceed 200% of the net earned reinsurance premium received by the Reinsurer during the cumulative period this Agreement remains in effect. In addition, the maximum amount payable by the Reinsurer as respects the 1997 year shall not exceed the greater of 225% of the net earned reinsurance premium or $35,000,000.

RATE:                A.  Private Passenger Automobile
----
                         19.30% Gross Rate, 13.00% Net Rate. Rate applies to the
                         Company's Gross Net Earned Premium, estimated to be
                         $70,076,900 for 1997.

                     B. Commercial Automobile, Garagekeepers Legal Liability and Garage Liability

                         19.30% Gross Rate, 13.00% Net Rate. Rate applies to the Company's Gross Net Earned Premium, estimated to be $50,358,250 for 1997.

REPORTS AND
ACCOUNTS:            Accounts and premiums are due and payable quarterly thirty
---------            (30) days after the close of each calendar quarter.

CEDING
COMMISSION:          32.5% of gross ceded premium.
----------

CONTINGENT
COMMISSION:          Three-Year Block:  January 1, 1997 - December 31, 1999
----------           ------------------------------------------------------

                     Cumulative Net Earned Reinsurance Premium less Cumulative Incurred Losses plus Pro Rata Loss Adjustment Expenses occurring on and after January 1, 1997 to the termination of the Agreement, plus deficit, if any, from the preceding


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

                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970044


                     period, and less Reinsurers' Margin shall equal the Cumulative Net Balance. Balance times 100% equals Contingent Commission. SEC:vs 1/7/97 4

CONTINGENT
COMMISSION
(Continued):         Incurred Losses in this calculation to include IBNR
-----------          factors of 50% of net earned reinsurance premium at the
                     first calculation at 12/31/97; 30% of net earned reinsurance premium at the second calculation at 12/31/98;
                     10% of net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations.
                     Reinsurers' Margin shall be 17.5% of the Net Earned
                     Reinsurance Premium.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations until all losses are settled. Annual calculations at each December 31 thereafter until all losses are settled.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

CLAUSES:             Parties to the Agreement.
-------              Net Retained Lines.
                     Ultimate Net Loss - Loss Adjustment Expenses pro rata
                       in addition to the limits of the Agreement.
                     Extra Contractual Obligations on a 90%/10% basis within
                       the limits of the Agreement.
                     Loss in Excess of Policy Limits on a 90%/10% basis within
                       the limits of the Agreement.
                     Subrogation.
                     Salvage and Recoveries.
                     Definition of Loss Occurrence.
                     Loss Notice and Settlements.
                     Funding of Reserves.
                     Currency.
                     Taxes.
                     Access to Records.
                     Errors and Omissions not to override Loss Notice and
                        Settlements, and not to apply to Exclusions.
                     Original Conditions.
                     Insolvency.

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                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970044


CLAUSES
(Continued):         Arbitration.
-----------          Federal Excise Tax.
                     Service of Suit - NMA 1998- Mendes & Mount (where
                       applicable).
                     Offset.
                     Severability.
                     Minet Re North America, Inc. Intermediary.

WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

REINSURERS:
----------


                             NAIC
           FEIN No.          No.        Through Minet Re North America                   Share

           23-0580680        24457      Reliance Insurance Company
                                          through Reliance Reinsurance Corp.               25%
                                          Philadelphia, Pennsylvania
           16-0366830        22314      Underwriters Reinsurance Company25%
                                          Concord, New Hampshire                           --

                                            TOTAL PLACEMENT:                               50%
                                                                                           ===


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

                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970044


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.


FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY



___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.

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